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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                           -------------------------


                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


                               January 30, 2001
                       --------------------------------
                                Date of Report
                       (Date of Earliest Event Reported)


                           ONYX SOFTWARE CORPORATION
              -------------------------------------------------
              (Exact Name of Registrant as Specified in Charter)


         Washington                      0-25361                 91-1629814
----------------------------       --------------------      ------------------
(State or Other Jurisdiction       (Commission File No.)       (IRS Employer
     of Incorporation)                                       Identification No.)


      3180--139th Avenue SE, Suite 500, Bellevue, Washington  98005-4091
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                 (Address of Principal Executive Offices)     (Zip Code)


                                (425) 451-8060
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             (Registrant's Telephone Number, Including Area Code)


                                     None
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         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events

     On January 30, 2001, Onyx Software Corporation, a Washington corporation, announced financial results for the quarter and year ended December 31, 2000. A copy of the press release dated January 30, 2001 relating to the announcement is attached as Exhibit 99.1 and is incorporated into this current report by reference.

Item 7.   Financial Statements, Pro Forma Information and Exhibits

(c)   Exhibits

99.1  Press Release dated January 30, 2001
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ONYX SOFTWARE CORPORATION


Dated: January 30, 2001                By:  /s/ Amy E. Kelleran
                                          --------------------------------
                                            Amy E. Kelleran

                                            Interim Chief Financial Officer
                                            and Assistant Secretary
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                                 EXHIBIT INDEX


Exhibit Number       Description
--------------       ----------------------------------------------------

     99.1            Press Release dated January 30, 2001